Confidential portions of this document indicated by ***** have been omitted and filed separately with the Commission

Exhibit 10.34

Integris Metals

10707 North Pomona Avenue

Kansas City MO 64153-1907

Phone: 816-800-1000 Fax 816-200-1037

December 10, 2003

Ms. Shar Hruska

Featherlite Mfg. Inc

Hwy 63 & 9

Cresco IA 52136

Dear Shar

This letter is to inform Featherlite Mfg. that Integris Metals has locked up ***** pounds of aluminum ingot at a value of $***** per pound for the year 2004. The tonnage will be spread over 12 months in 2004 and both Featherlite and Integris will be required to take ***** pounds per month per the agreement with Commonwealth Aluminum. Tonnage can be ordered either in mill finish or pained each month.

Please keep this letter for your records. If you have any questions, please give me a call.

Sincerely.

/s/ Steve Merryman

Territory Manager 800-821-2568 steve.merryman@integrismetals.com

Confidential portions of this document indicated by ***** have been omitted and filed separately with the Commission

Exhibit 10.34

Email to Shar Hruska with Featherlite Inc. on November 17, 2003

Shar

Integris Metals locked ***** pounds to take January thru December 2004 at $***** per pound. We will be responsible to take ***** per month.

Thanks for your help this morning to get this done with Gary and I traveling.

Steve Merryman

Territory Manager

Integris Metals

816-200-1000

steve.merryman@integrismetals.com

Email to Steve Merryman and Frank Guarino with Integris Metals from Shar Hruska on November 17, 2003

Go ahead and lock the ***** at $***** please confirm.

Thanks

Shar